LIBERTY TAX-MANAGED VALUE FUND

                  Supplement to Prospectus dated March 1, 2003
                    Replacing Supplement dated April 29, 2003

The section MANAGING THE FUND; Portfolio Managers is revised in its entirety as follows:

Scott L. Davis, a Vice President of Columbia Management Advisors, Inc., is the co-manager for the Fund and has co-managed the Fund since April 2003. Mr. Davis has been with the adviser and its predecessor since 1985. Mr. Davis received an MA degree from the University of Connecticut.

Gregory M. Miller, a Senior Vice President of Columbia Management Advisors, Inc., is the co-manager for the Fund and has co-managed the Fund since April 2003. Mr. Miller has been with the adviser and its predecessor since 1985. Mr. Miller received an MBA degree from the University of Chicago and a JD degree from the University of Connecticut.

The Fund is also managed by a team of investment professionals assigned to it by Columbia Management Advisors, Inc.




708-36/113O-0503                                                    May 15, 2003